SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.   )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Lennar Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! LENNAR CORPORATION 2026 Annual Meeting Vote by April 7, 2026 11:59 PM ET. For shares held in a Plan, vote by April 5, 2026 11:59 PM ET. LENNAR CORPORATION ATTN: LEGAL DEPARTMENT 5505 WATERFORD DISTRICT DRIVE MIAMI, FL 33126 V82935-P42298 You invested in LENNAR CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on April 8, 2026. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to March 25, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote Virtually at the Meeting* Point your camera here and April 8, 2026 11:00 A.M. ET vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/LEN2026 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Elect nine directors to serve until the 2027 Annual Meeting of Stockholders. Nominees: 1a. Amy Banse 1b. Theron (Tig) Gilliam 1c. Sherrill W. Hudson 1d. Teri P. McClure 1e. Stuart Miller 1f. Armando Olivera 1g. Dacona Smith 1h. Jeffrey Sonnenfeld 1i. Serena Wolfe 2. Approve, on an advisory basis, the compensation of our named executive officers. 3. Ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending November 30, 2026. 4. Vote on a stockholder proposal on Equal Voting Rights for Each Share. 5. Vote on a stockholder proposal on Disclosure of Voting Results by Share Class. For Against For NOTE: Transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V82936-P42298